                         ANNUAL REPORT / OCTOBER 31 1999

                               AIM BLUE CHIP FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                       THE SWING BY PIERRE-AUGUSTE RENOIR

          RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

         GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

             IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

               CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG SOME OF THE

            BEST-KNOWN IN THE WORLD FOR THEIR SIGNIFICANCE AND THEIR

          VALUE, AS ARE MANY OF THE BLUE-CHIP COMPANIES IN WHICH THIS

                                 FUND INVESTS.

                     -------------------------------------

AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a relatively conservative investment portfolio that contains the stocks of top-performing companies across all business sectors of its benchmark index.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of all distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for periods ended 9/30/99 (the most recent calendar quarter end) are as follows:
    Class A shares, one year, 23.13%; five years, 22.99%; 10 years, 15.96%; inception (2/4/87), 14.34%. Class B shares, one year, 24.37%; inception (10/1/96), 22.33%. Class C shares, one year, 28.38%; inception (8/4/97),
    15.95%.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.1215 per share for Class A shares and $0.0970 per share for Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth and Income Funds Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Nasdaq (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 5,000 over-the-counter securities generally considered representative of the small- and mid-capitalization company universe.
o The unmanaged Russell 1000 Stock Index is generally considered representative of the performance of stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of securities widely regarded by investors as representative of the stock market in general.
o You cannot invest in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                               AIM BLUE CHIP FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
      [PHOTO OF     faith in two long-established principles of investing:
     Charles T.     portfolio diversification and long-term thinking. We could
       Bauer,       title this report "What a Difference a Year Makes."
    Chairman of         An investor surveying conditions when the fiscal year
    the Board of    opened on October 31, 1998, saw a market dominated by
      THE FUND      large-capitalization stocks and high-quality bonds,
    APPEARS HERE]   especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     -------------------------------------

                                 STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM BLUE CHIP FUND OUTWITS FICKLE MARKETS

IN A YEAR THAT HAS SEEN NUMEROUS SHIFTS IN MARKET FAVORITES, HOW DID AIM BLUE CHIP FUND PERFORM?
The fund stayed with its tried-and-true investment style and finished the reporting period with excellent returns.
    For the fiscal year ended October 31, 1999, the fund posted total returns of 29.01% for Class A shares, 28.08% for Class B shares and 28.09% for Class C shares. (These returns exclude sales charges.) The fund outperformed both the Russell 1000 Index and the Lipper Growth and Income Funds Index, which had total returns of 25.58% and 16.03%, respectively, for the reporting period.
    Total net assets in the fund shot up from $1.91 billion a year ago to $4.54 billion at the end of the fiscal year.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
With the worst of the global financial crisis past, the question throughout much of 1999 has been whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology, communications and financial stocks in the spring and bringing on a resurgence of more cyclical stocks, like energy and commodities. Although the fund was diversified across numerous sectors, this shift negatively affected its performance during the second quarter.
    By mid-summer, the three most-watched stock indexes--the Dow, the Nasdaq and the S&P 500--reached new record highs. But investors' fears dampened stocks as key economic indicators, such as employment data and consumer prices, showed the economy blazing ahead relentlessly. In response, on August 24 the Fed raised both the federal funds rate and the discount rate to 5.25% and 4.75%, respectively.
    Markets rallied in October after data showed that inflation remained relatively subdued. This boosted the fund's performance. Some analysts feel that the Fed has merely taken back the rate cuts it was forced to make when last year's global financial crisis seeped into U.S. markets. Despite persistent inflation fears, the U.S. economy continues to experience a near-record level of consumer confidence.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The fund's 95 holdings were diversified across 11 sectors, with the top sectors being technology, 27.8%; financials, 14.6%; health care, 13.3%; and consumer staples, 10.4%. Our technology holdings performed especially well, while our health-care holdings struggled along with the entire sector.
    As world markets were recovering from being whipsawed by volatility last year, large-cap growth stocks, such as those in which this fund invests, dominated the markets. We have seen many very large companies maintain high growth rates and become an ever-larger part of the economy, which is a change from years past.

                     -------------------------------------

                          WE HAVE SEEN MANY VERY LARGE

                         COMPANIES MAINTAIN HIGH GROWTH

                         RATES AND BECOME AN EVER-LARGER

                          PART OF THE ECONOMY, WHICH IS

                           A CHANGE FROM YEARS PAST.

                     -------------------------------------

GROWTH OF TOTAL NET ASSETS
in billions
Bar Chart

================================================================================
10/31/98        1.92

10/31/99        4.54
================================================================================

FUND OUTPERFORMS INDEXES

One-year total returns as of 10/31/99, excluding sales charges

Bar Chart

================================================================================
Lipper Growth and Income Funds Index                 16.03

Russell 1000 Index                                   25.58

Blue Chip Class A Shares                             29.01

Blue Chip Class B Shares                             28.08

Blue Chip Class C Shares                             28.09
================================================================================

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                           WE FEEL POSITIVE ABOUT THE

                        FUND'S POSITIONING GOING FORWARD

                         BECAUSE WE HAVE THE FLEXIBILITY

                             TO POSITION THE FUND IN

                         DIFFERENT MARKET ENVIRONMENTS.

                     -------------------------------------

WHY HAVE YOU INCREASED YOUR TECHNOLOGY WEIGHTING?
Technology has become a bigger and bigger part of not just the market, but the economy as a whole. Tech companies are growth companies because they have to keep innovating their products to stay ahead of their competitors. Tech holdings that performed particularly well for the fund include Sun Microsystems, Cisco Systems and EMC.
    As a testament to technology's vigor, the venerable Dow Jones Industrial Average welcomed four new stocks to its lineup on November 1, including Microsoft, Intel and SBC Communications. (These stocks are all fund holdings.) Experts say the new stocks represent the "new economy"--dominated largely by technology and telecommunications--while the stocks they are replacing represented the old, industrial economy.

WHY HAVE HEALTH-CARE STOCKS STRUGGLED?
For most of the decade, concerns about the aging American population and its potential need for more and better health care sent the sector soaring, particularly large drug and medical-device companies. However, these stocks lost vitality as investors moved out of growth and into cyclical stocks. Many investors also felt these stocks were too ex-pensive, and concerns about political health-care reform also hung over these companies.
    Even so, we continued to be overweighted in health care with a long-term view that the sector will benefit from demographics and underlying business strength. We believe these stocks will return to premium valuations because of their consistent performance and above-average growth rates.

WHAT ABOUT THE FINANCIAL SECTOR?
Financial stocks have been plagued by interest-rate concerns for much of 1999, particularly during the third quarter. But many analysts still expect double-digit earnings growth for the year. Banks are particularly well poised to rebound because so many of them have diversified into fee-based money manage-ment and services, areas that are far less interest-rate sensitive than traditional lending. Additionally, to take advantage of the e-commerce craze, many traditional banks like fund holdings Wells Fargo and Citibank (part of Citigroup) are moving much of their business to the Internet.

AFTER THE CLOSE OF THE REPORTING PERIOD, ONE OF THE FUND'S TOP HOLDINGS, TYCO INTERNATIONAL, FELL VICTIM TO CONCERNS ABOUT ITS ACCOUNTING METHODS. WHAT HAS BEEN YOUR RESPONSE?
In recent months, concerns have arisen over Tyco's accounting methods. While no wrongdoing has been proven, Tyco and its stock price remain under scrutiny. Most recently, the Securities and Exchange Commission launched an informal investigation of the company, which Tyco voluntarily made public. While we have no reason to believe that accounting irregularities exist, we do recognize that this issue may take time to be resolved. While the outcome of this situation is difficult to predict, we remain confident in the company and its management team. They have proven to be significant creators of value for shareholders over the years, and we expect they will continue this record of success despite current issues.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
The fourth quarter has historically been the best quarter for markets over the last decade, up an average 6%. Many analysts seem to believe that any Y2K problems will be minor. In fact, some are predicting a "millennium meltup" in the first quarter of 2000--a market resurgence caused by the reinvestment of capital pulled from the market before the end of 1999.
    We feel positive about the fund's positioning going forward because we have the flexibility to position the fund in different market environments. Regardless of market trends in the coming year, we will adhere to our discipline and focus on fundamentals like earnings growth and attractive valuations to determine which companies may benefit the fund in the year ahead.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

========================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                     3.87%       1. Computers (Software & Services)             7.74%
 2. General Electric Co.                2.99        2. Health Care (Diversified)                   6.19
 3. Cisco Systems, Inc.                 2.65        3. Financial (Diversified)                     5.31
 4. MCI WorldCom, Inc.                  2.41        4. Broadcasting (Television, Radio & Cable)    4.83
 5. American International Group, Inc.  2.27        5. Computers (Hardware)                        4.25
 6. Tyco International Ltd.             2.11        6. Communications Equipment                    4.24
 7. Johnson & Johnson                   2.08        7. Health Care (Drugs--Major Pharmaceuticals)  4.15
 8. Wal-Mart Stores, Inc.               2.00        8. Retail (General Merchandise)                3.95
 9. Bristol-Myers Squibb Co.            1.90        9. Electronics (Semiconductors)                3.44
10. Home Depot, Inc. (The)              1.83       10. Electrical Equipment                        2.99

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================


          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BLUE CHIP FUND VS. BENCHMARK INDEXES
10/31/89-10/31/99

in thousands

Mountain Chart

================================================================================
          Russell 1000              Lipper Growth and       AIM Blue Chip Fund,
          Index                     Income Funds Index      Class A Shares
--------------------------------------------------------------------------------
11/89     10000                     10000                    10000
10/90     9051                      8844                     9588
10/91     12362                     11822                    12288
10/92     13692                     12874                    13510
10/93     15854                     15384                    14178
10/94     16346                     15871                    15345
10/95     20760                     19089                    18992
10/96     25518                     23173                    23907
10/97     33642                     29668                    31003
10/98     40274                     32473                    37005
10/99     50578                     37678                    47807

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================


ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to the indexes over the period 10/31/89-10/31/99. It is important to understand differences between your fund and an index. An index measures the performance of a hypothetical portfolio.
    Your fund's total return is shown with the applicable sales charge, and it includes fund expenses and management fees. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. An index of funds such as the Lipper Growth and Income Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

10 years                        16.94%

5 years                         24.08

1 year                          21.92*

* 29.01% excluding sales charges

CLASS B SHARES

Inception (10/2/96)               24.38%

1 year                            23.08*

* 28.08% excluding sales charges

CLASS C SHARES

Inception (8/4/97)                18.82%

1 year                            27.09*

* 28.09% excluding sales charges
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-91.18%

AIRLINES-0.27%

Delta Air Lines, Inc.                  225,000   $   12,248,437
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.41%

Lear Corp.(a)                          550,000       18,562,500
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.83%

Fifth Third Bancorp                    450,000       33,215,625
---------------------------------------------------------------
State Street Corp.                     275,000       20,934,375
---------------------------------------------------------------
Wells Fargo Co.                        600,000       28,725,000
---------------------------------------------------------------
                                                     82,875,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.05%

Bank of America Corp.                  325,000       20,921,875
---------------------------------------------------------------
Chase Manhattan Corp. (The)            825,000       72,084,375
---------------------------------------------------------------
                                                     93,006,250
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.59%

Coca-Cola Co. (The)                    450,000       26,550,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.83%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     975,000       38,695,312
---------------------------------------------------------------
CBS Corp.(a)                           750,000       36,609,375
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              450,000       36,168,750
---------------------------------------------------------------
Comcast Corp.-Class A                1,550,000       65,293,750
---------------------------------------------------------------
MediaOne Group, Inc.(a)                600,000       42,637,500
---------------------------------------------------------------
                                                    219,404,687
---------------------------------------------------------------

CHEMICALS-0.53%

Du Pont (E.I.) de Nemours & Co.        375,000       24,164,062
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.49%

Monsanto Co.                           575,000       22,137,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.24%

Lucent Technologies Inc.             1,200,000       77,100,000
---------------------------------------------------------------
Nokia Oyj (Finland)                     40,000        4,578,942
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                425,000       49,114,062
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       1,000,000       61,937,500
---------------------------------------------------------------
                                                    192,730,504
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.25%

Dell Computer Corp.(a)               1,050,000       42,131,250
---------------------------------------------------------------
International Business Machines
  Corp.                                725,000       71,321,875
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              750,000       79,359,375
---------------------------------------------------------------
                                                    192,812,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (NETWORKING)-2.65%

Cisco Systems, Inc.(a)               1,625,000   $  120,250,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.45%

EMC Corp.(a)                           900,000       65,700,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.74%

America Online, Inc.(a)(b)             492,900       63,922,969
---------------------------------------------------------------
Microsoft Corp.(a)                   1,900,000      175,868,750
---------------------------------------------------------------
Oracle Corp.(a)                        850,000       40,428,125
---------------------------------------------------------------
VERITAS Software Corp.(a)              435,000       46,925,625
---------------------------------------------------------------
Yahoo! Inc.(a)                         135,000       24,173,437
---------------------------------------------------------------
                                                    351,318,906
---------------------------------------------------------------

CONSUMER FINANCE-0.54%

Providian Financial Corp.              225,000       24,525,000
---------------------------------------------------------------

ELECTRIC COMPANIES-1.17%

Duke Power Co.                         265,000       14,972,500
---------------------------------------------------------------
Edison International                   800,000       23,700,000
---------------------------------------------------------------
Texas Utilities Co.                    375,000       14,531,250
---------------------------------------------------------------
                                                     53,203,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.99%

General Electric Co.                 1,000,000      135,562,500
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-3.44%

Intel Corp.                            900,000       69,693,750
---------------------------------------------------------------
Texas Instruments, Inc.                550,000       49,362,500
---------------------------------------------------------------
Xilinx, Inc.(a)                        475,000       37,346,875
---------------------------------------------------------------
                                                    156,403,125
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Time Warner Inc.                       900,000       62,718,750
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.69%

Applied Materials, Inc.(a)             350,000       31,434,375
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.31%

American Express Co.                   350,000       53,900,000
---------------------------------------------------------------
Citigroup Inc.                       1,100,000       59,537,500
---------------------------------------------------------------
Fannie Mae                             800,000       56,600,000
---------------------------------------------------------------
Freddie Mac                          1,000,000       54,062,500
---------------------------------------------------------------
MBIA, Inc.                             300,000       17,118,750
---------------------------------------------------------------
                                                    241,218,750
---------------------------------------------------------------

FOOTWEAR-0.40%

Nike, Inc.-Class B                     325,000       18,342,188
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-6.19%

American Home Products Corp.           700,000   $   36,575,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             1,125,000       86,414,063
---------------------------------------------------------------
Johnson & Johnson                      900,000       94,275,000
---------------------------------------------------------------
Warner-Lambert Co.                     800,000       63,850,000
---------------------------------------------------------------
                                                    281,114,063
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.15%

Lilly (Eli) & Co.                      350,000       24,106,250
---------------------------------------------------------------
Merck & Co., Inc.                      425,000       33,814,063
---------------------------------------------------------------
Pfizer, Inc.                         1,615,600       63,816,200
---------------------------------------------------------------
Schering-Plough Corp.                1,350,000       66,825,000
---------------------------------------------------------------
                                                    188,561,513
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.11%

Guidant Corp.                        1,100,000       54,312,500
---------------------------------------------------------------
Medtronic, Inc.                      1,200,000       41,550,000
---------------------------------------------------------------
                                                     95,862,500
---------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.67%

Colgate-Palmolive Co.                  600,000       36,300,000
---------------------------------------------------------------
Procter & Gamble, Co. (The)            375,000       39,328,125
---------------------------------------------------------------
                                                     75,628,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.27%

American International Group,
  Inc.                               1,000,000      102,937,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.84%

Merrill Lynch & Co., Inc.              325,000       25,512,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       525,000       57,914,063
---------------------------------------------------------------
                                                     83,426,563
---------------------------------------------------------------

LODGING-HOTELS-1.15%

Carnival Corp.                       1,175,000       52,287,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.58%

Ingersoll-Rand Co.                     500,000       26,125,000
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-2.91%

Tyco International Ltd.              2,400,000       95,850,000
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    132,150,000
---------------------------------------------------------------

NATURAL GAS-1.09%

El Paso Energy Corp.                   475,000       19,475,000
---------------------------------------------------------------
Enron Corp.                            750,000       29,953,125
---------------------------------------------------------------
                                                     49,428,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING &
  EQUIPMENT)-1.09%

Halliburton Co.                        750,000   $   28,265,625
---------------------------------------------------------------
Schlumberger Ltd.                      350,000       21,196,875
---------------------------------------------------------------
                                                     49,462,500
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.28%

Conoco Inc.-Class B                    460,657       12,495,321
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.74%

Exxon Corp.                            450,000       33,328,125
---------------------------------------------------------------
Mobil Corp.                            225,000       21,712,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares-ADR (Netherlands)        400,000       23,975,000
---------------------------------------------------------------
                                                     79,015,625
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.93%

Bowater, Inc.                          300,000       15,750,000
---------------------------------------------------------------
International Paper Co.                500,000       26,312,500
---------------------------------------------------------------
                                                     42,062,500
---------------------------------------------------------------

RAILROADS-0.30%

Canadian National Railway Co.
  (Canada)                             450,000       13,725,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.83%

Home Depot, Inc. (The)               1,100,000       83,050,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.12%

Kroger Co. (The)(a)                  1,000,000       20,812,500
---------------------------------------------------------------
Safeway, Inc.(a)                       850,000       30,015,625
---------------------------------------------------------------
                                                     50,828,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-3.95%

Costco Wholesale Corp.(a)              500,000       40,156,250
---------------------------------------------------------------
Dayton Hudson Corp.                    750,000       48,468,750
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,600,000       90,700,000
---------------------------------------------------------------
                                                    179,325,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.85%

Gap, Inc. (The)                        750,000       27,843,750
---------------------------------------------------------------
TJX Companies, Inc. (The)              400,000       10,850,000
---------------------------------------------------------------
                                                     38,693,750
---------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-0.39%

Interpublic Group of Companies,
  Inc.                                 440,000       17,875,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.31%

First Data Corp.                       900,000       41,118,750
---------------------------------------------------------------
Fiserv, Inc.(a)                        577,500       18,480,000
---------------------------------------------------------------
                                                     59,598,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (CELLULAR/
WIRELESS)-0.79%

Vodafone AirTouch PLC-ADR
  (United Kingdom)                     750,000   $   35,953,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.92%

AT&T Corp.                             500,000       23,375,000
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                1,275,000      109,410,938
---------------------------------------------------------------
                                                    132,785,938
---------------------------------------------------------------

TELEPHONE-2.47%

BellSouth Corp.                        950,000       42,750,000
---------------------------------------------------------------
GTE Corp.                              350,000       26,250,000
---------------------------------------------------------------
SBC Communications, Inc.               850,000       43,296,875
---------------------------------------------------------------
                                                    112,296,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,096,180,214)                             4,139,857,182
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY SECURITIES-0.09%

U.S. TREASURY BILLS-0.09%(c)(d)
  4.748%, 12/23/99 (Cost
    $4,181,906)                   $  4,210,000   $    4,180,825
---------------------------------------------------------------

MONEY MARKET FUNDS-8.57%

STIC Liquid Assets Portfolio(e)    194,612,715      194,612,715
---------------------------------------------------------------
STIC Prime Portfolio(e)            194,612,715      194,612,715
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $389,225,430)                           389,225,430
---------------------------------------------------------------
TOTAL INVESTMENTS-99.84%                          4,533,263,437
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.16%                                   7,409,742
---------------------------------------------------------------
NET ASSETS-100.00%                               $4,540,673,179
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $3,489,587,550)                          $4,533,263,437
---------------------------------------------------------
Receivables for:
  Investments sold                             36,197,016
---------------------------------------------------------
  Capital stock sold                           17,637,457
---------------------------------------------------------
  Dividends and interest                        2,956,130
---------------------------------------------------------
  Variation margin                              1,300,000
---------------------------------------------------------
Investment for deferred compensation plan          25,701
---------------------------------------------------------
Other assets                                      146,973
---------------------------------------------------------
    Total assets                            4,591,526,714
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        29,463,474
---------------------------------------------------------
  Capital stock reacquired                      7,446,032
---------------------------------------------------------
  Deferred compensation                            25,701
---------------------------------------------------------
  Options written (Premiums received
    $5,063,081)                                 8,228,238
---------------------------------------------------------
Accrued advisory fees                           2,312,383
---------------------------------------------------------
Accrued administrative services fees               18,976
---------------------------------------------------------
Accrued directors' fees                             4,732
---------------------------------------------------------
Accrued distribution fees                       2,712,527
---------------------------------------------------------
Accrued transfer agent fees                       618,108
---------------------------------------------------------
Accrued operating expenses                         23,364
---------------------------------------------------------
    Total liabilities                          50,853,535
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $4,540,673,179
=========================================================

NET ASSETS:

Class A                                    $2,299,550,866
---------------------------------------------------------
Class B                                    $1,891,170,839
---------------------------------------------------------
Class C                                    $  349,951,474
---------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                49,473,559
---------------------------------------------------------
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                41,426,916
---------------------------------------------------------
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                 7,668,239
---------------------------------------------------------
Class A:
  Net asset value and redemption price
    per share                              $        46.48
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $46.48/ 94.50%)    $        49.19
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                  $        45.65
---------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                  $        45.64
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $160,836 foreign
  withholding tax)                          $ 24,286,072
--------------------------------------------------------
Interest                                      17,149,758
--------------------------------------------------------
    Total investment income                   41,435,830
--------------------------------------------------------

EXPENSES:

Advisory fees                                 21,592,076
--------------------------------------------------------
Administrative services fees                     153,309
--------------------------------------------------------
Custodian fees                                   181,652
--------------------------------------------------------
Directors' fees                                   25,214
--------------------------------------------------------
Distribution fees -- Class A                   6,217,528
--------------------------------------------------------
Distribution fees -- Class B                  13,837,276
--------------------------------------------------------
Distribution fees -- Class C                   2,245,680
--------------------------------------------------------
Transfer agent fees -- Class A                 2,899,316
--------------------------------------------------------
Transfer agent fees -- Class B                 3,281,701
--------------------------------------------------------
Transfer agent fees -- Class C                   464,980
--------------------------------------------------------
Other                                            960,439
--------------------------------------------------------
    Total expenses                            51,859,171
--------------------------------------------------------
Less: Expenses paid indirectly                   (43,470)
--------------------------------------------------------
    Net expenses                              51,815,701
--------------------------------------------------------
Net investment income (loss)                 (10,379,871)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
    Investment securities                    (53,258,921)
--------------------------------------------------------
    Foreign currencies                          (480,726)
--------------------------------------------------------
    Futures contracts                         20,856,520
--------------------------------------------------------
    Option contracts written                  (2,951,257)
--------------------------------------------------------
                                             (35,834,384)
--------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of:

    Investment securities                    763,733,398
--------------------------------------------------------
    Foreign currencies                            (9,454)
--------------------------------------------------------
    Futures contracts                         (4,034,067)
--------------------------------------------------------
    Option contracts written                  (3,165,157)
--------------------------------------------------------
                                             756,524,720
--------------------------------------------------------

    Net gain from investment securities,
      foreign currencies, futures and
      option contracts                       720,690,336
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $710,310,465
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (10,379,871)   $      664,009
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and option contracts             (35,834,384)        1,200,650
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                    756,524,720       175,782,639
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         710,310,465       177,647,298
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                           (776,772)       (1,249,305)
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                         (3,128,249)      (10,987,892)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,256,383)       (6,118,620)
----------------------------------------------------------------------------------------------
  Class C                                                           (293,473)         (150,526)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        830,315,460       486,282,009
----------------------------------------------------------------------------------------------
  Class B                                                        866,521,395       425,444,112
----------------------------------------------------------------------------------------------
  Class C                                                        220,917,321        81,733,726
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 2,621,609,764     1,152,600,802
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,919,063,415       766,462,613
----------------------------------------------------------------------------------------------
  End of period                                               $4,540,673,179    $1,919,063,415
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,540,120,284    $1,631,900,085
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (97,169)          706,247
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                    (41,676,121)          655,618
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,042,326,185       285,801,465
----------------------------------------------------------------------------------------------
                                                              $4,540,673,179    $1,919,063,415
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, $10,353,227 was reclassified to undistributed net investment income (loss), $819,250 was reclassified from undistributed gains and $9,533,977 from paid in capital as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $38,614,682 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $153,309 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $3,853,483 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $6,217,528, $13,837,276 and $2,245,680, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,766,799 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $177,813 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $9,059 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $37,203 and $6,267, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $43,470 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,389,864,659 and $651,658,838, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $1,077,403,176
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (34,962,485)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,042,440,691
==========================================================
Cost of investments for tax purposes is $3,490,822,746.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                               ------     -----------
Beginning of year                                                  --     $        --
-------------------------------------------------------------------------------------
Written                                                         5,929       8,218,226
-------------------------------------------------------------------------------------
Closed                                                         (3,429)     (3,099,518)
-------------------------------------------------------------------------------------
Exercised                                                         (71)        (55,627)
-------------------------------------------------------------------------------------
End of year                                                     2,429     $ 5,063,081
-------------------------------------------------------------------------------------

Open call option contracts written at October 31, 1999 were as follows:

                                                                                             OCTOBER 31,
                                                CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        UNREALIZED
                    ISSUE                        MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   DEPRECIATION
                    -----                       --------   ------   ---------   ----------   ------------   ------------
America Online, Inc.                            Jan. 00     $100      2,429     $5,063,081    $8,228,238    $(3,165,157)
------------------------------------------------------------------------------------------------------------------------

NOTE 8-FUTURES CONTRACTS

On October 31, 1999, $4,167,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                               NO. OF       MONTH/      UNREALIZED
CONTRACT                                                      CONTRACTS   COMMITMENT   APPRECIATION
--------                                                      ---------   ----------   ------------
S&P 500 Index                                                    200       Dec. 99      $1,817,528
---------------------------------------------------------------------------------------------------

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                             ----------------------------   ---------------------------
                                                               SHARES          AMOUNT         SHARES         AMOUNT
                                                             -----------   --------------   -----------   -------------
Sold:
  Class A                                                     31,555,257   $1,348,329,456    26,179,983   $ 915,652,812
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     24,939,694    1,053,306,393    14,239,927     492,929,849
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      6,902,119      292,602,692     2,711,151      95,200,193
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         93,903        3,711,997       371,504      11,699,310
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         54,813        2,141,056       184,940       5,805,443
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                          7,197          281,069         3,949         128,203
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (12,216,671)    (521,725,993)  (12,601,919)   (441,070,113)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,443,246)    (188,926,054)   (2,143,627)    (73,291,180)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,692,129)     (71,966,440)     (392,399)    (13,594,670)
-----------------------------------------------------------------------------------------------------------------------
                                                              45,200,937   $1,917,754,176    28,553,509   $ 993,459,847
=======================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended October 31, 1999, the one month ended October 31, 1996 and each of the years in the two year period ended September 30, 1996, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1999 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during each of the years in the two year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                           OCTOBER 31,                           SEPTEMBER 30,
                                                        -------------------------------------------------     -------------------
                                                           1999           1998         1997        1996       1996(a)      1995
                                                        ----------     ----------    --------    --------     --------    -------
Net asset value, beginning of period                    $    36.14     $    30.96    $  26.08    $  25.56     $  23.83    $ 19.22
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Income from investment operations:
   Net investment income                                      0.02           0.13(b)     0.17(b)       --         0.33       0.14
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
   Net gains on securities (both realized and
     unrealized)                                             10.44           5.75        6.93        0.52         4.61       5.05
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
       Total from investment operations                      10.46           5.88        7.10        0.52         4.94       5.19
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Less distributions:
   Dividends from net investment income                      (0.02)         (0.07)      (0.05)         --        (0.21)     (0.12)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
   Distributions from net realized gains                     (0.10)         (0.63)      (2.17)         --        (3.00)     (0.46)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
       Total distributions                                   (0.12)         (0.70)      (2.22)         --        (3.21)     (0.58)
------------------------------------------------------  ----------     ----------    --------    --------     --------    -------
Net asset value, end of period                          $    46.48     $    36.14    $  30.96    $  26.08     $  25.56    $ 23.83
======================================================  ==========     ==========    ========    ========     ========    =======
Total return(c)                                              29.01%         19.36%      29.68%       2.04%       22.39%     27.84%
======================================================  ==========     ==========    ========    ========     ========    =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                $2,299,551     $1,085,648    $498,178    $120,448     $106,415    $71,324
======================================================  ==========     ==========    ========    ========     ========    =======
Ratio of expenses to average net assets(d)                    1.19%(e)       1.22%()     1.31%       1.30%(f)     1.26%       1.3%
======================================================  ==========     ==========    ========    ========     ========    =======
Ratio of net investment income to average net
 assets(g)                                                    0.03%(e)       0.33%()     0.50%       0.12%(f)     0.53%       0.7%
======================================================  ==========     ==========    ========    ========     ========    =======
Portfolio turnover rate                                         22%            27%         43%         10%          58%        17%
======================================================  ==========     ==========    ========    ========     ========    =======

(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and is not annualized for periods less than one year.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996 and September 30, 1996.

(e) Ratios are based on average net assets of $1,776,436,482.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

                                                           CLASS B                                         CLASS C
                                      --------------------------------------------------      ---------------------------------
                                         1999           1998         1997         1996          1999         1998        1997
                                      ----------      --------     --------     --------      ---------     -------     -------
Net asset value, beginning of period  $    35.73      $  30.76     $  26.07     $  25.56      $  35.72      $ 30.75     $ 31.72
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Income from investment operations:
   Net investment income (loss)            (0.29)(a)     (0.12)       (0.03)(a)    (0.01)        (0.29)(a)    (0.12)(a)   (0.01)(a)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
   Net gains (losses) on securities
     (both realized and unrealized)        10.31          5.72         6.92         0.52         10.31         5.72       (0.96)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
       Total from investment
         operations                        10.02          5.60         6.89         0.51         10.02         5.60       (0.97)
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Less distributions:
   Dividends from net investment
     income                                   --            --        (0.03)          --            --           --          --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
   Distributions from net realized
     gains                                 (0.10)        (0.63)       (2.17)          --         (0.10)       (0.63)         --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
       Total distributions                 (0.10)        (0.63)       (2.20)          --         (0.10)       (0.63)         --
------------------------------------- ----------      --------     --------     --------      --------      -------     -------
Net asset value, end of period        $    45.65      $  35.73     $  30.76     $  26.07      $  45.64      $ 35.72     $ 30.75
===================================== ==========      ========     ========     ========      ========      =======     =======
Total return(b)                            28.08%        18.52%       28.81%        2.00%        28.09%       18.52%      (3.06)%
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratios/supplement data:
Net assets, end of period (000s
 omitted)                             $1,891,171      $745,862     $264,337     $  8,101      $349,951      $87,554     $ 3,947
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratio of expenses to average net
 assets(c)                                  1.91%(d)      1.94%        2.10%        2.01%(e)      1.90%(d)     1.94%       2.10%(e)
===================================== ==========      ========     ========     ========      ========      =======     =======
Ratio of net investment income (loss)
 to average net assets(f)                  (0.68)%(d)    (0.38)%      (0.28)%      (0.58)%(e)    (0.68)%(d)   (0.38)%     (0.28)%(e)
===================================== ==========      ========     ========     ========      ========      =======     =======
Portfolio turnover rate                       22%           27%          43%          10%           22%          27%         43%
===================================== ==========      ========     ========     ========      ========      =======     =======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.

(d) Ratios are based on average net assets of $1,383,727,625 and $224,568,052 for Class B and Class C, respectively.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 1995 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, the one-month ended October 31, 1996, and the year ended September 30, 1996 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                              OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                        11 Greenway Plaza
Chairman                                        Chairman                                Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                               INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                 Suite 100
COMSAT Corporation                              Gary T. Crum                            Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                            TRANSFER AGENT
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                   A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer
Formerly Vice Chairman and President,                                                   CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Melville B. Cox
President, Mercantile Bankshares                Vice President                          State Street Bank and Trust Company
                                                                                        225 Franklin Street
Jack Fields                                     Mary J. Benson                          Boston, MA 02110
Chief Executive Officer                         Assistant Vice President and
Texana Global, Inc.;                            Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives            Sheri Morris                            Ballard Spahr
                                                Assistant Vice President and            Andrews & Ingersoll, LLP
Carl Frischling                                 Assistant Treasurer                     1735 Market Street
Partner                                                                                 Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           Renee A. Friedli
                                                Assistant Secretary                     COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           P. Michelle Grace                       Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                     919 Third Avenue
                                                                                        New York, NY 10022
Prema Mathai-Davis                              Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;    Assistant Secretary                     DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,    Ofelia M. Mayo                          A I M Distributors, Inc.
Metropolitan Transportation Authority of        Assistant Secretary                     11 Greenway Plaza
New York State                                                                          Suite 100
                                                Lisa A. Moss                            Houston, TX 77046
Lewis F. Pennock                                Assistant Secretary
Attorney                                                                                AUDITORS
                                                Kathleen J. Pflueger
Louis S. Sklar                                  Assistant Secretary                     KPMG LLP
Executive Vice President                                                                700 Louisiana
Hines Interests                                 Samuel D. Sirko                         Houston, TX 77002
Limited Partnership                             Assistant Secretary

                                                Stephen I. Winer
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Blue Chip Fund paid ordinary dividends in the amount of $0.0245 per share to Class A shareholders during the Fund's tax year ended October 31, 1999. Of the amounts 87.67% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $6,978,105 during the year ended October 31, 1999.

STATE TAX INFORMATION
Of the total ordinary dividends paid, 5.28% for Class A shares were derived from U.S. Treasury obligations.

                     -------------------------------------

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                               AIM INVESTOR LINE,

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                            PROVIDES CURRENT ACCOUNT

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
THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                                   A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                                provided leadership in the mutual
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                             fund industry since 1976 and
AIM Capital Development Fund                                                                   managed approximately $120 billion
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                           in assets for more than 6.4 million
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund                 shareholders, including individual
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                                investors, corporate clients and
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund                          financial institutions, as of
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)                          September 30, 1999.
AIM Mid Cap Opportunities Fund            AIM European Development Fund                            The AIM Family of Funds
AIM Select Growth Fund                    AIM International Equity Fund                        --Registered Trademark-- is
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                                distributed nationwide, and AIM
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund                       today is the 10th-largest mutual
AIM Value Fund                            AIM New Pacific Growth Fund                          fund complex in the United States
AIM Weingarten Fund                                                                            in assets under management,
                                          GLOBAL GROWTH FUNDS                                  according to Strategic Insight, an
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund                    independent mutual fund monitor.
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                        [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                BCH-AR-1